Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (60.4%)
	NextEra Energy Inc.	12,699,760	1,075,670
	Duke Energy Corp.	4,976,732	497,325
	Southern Co.	7,033,928	475,775
	American Electric Power Co. Inc.	3,320,565	321,431
	Exelon Corp.	6,410,556	265,205
	Xcel Energy Inc.	3,535,583	248,269
	Constellation Energy Corp.	2,112,613	203,064
	Eversource Energy	2,239,382	185,555
	Edison International	2,465,648	164,360
	Entergy Corp.	1,314,839	152,876
	FirstEnergy Corp.	3,508,695	144,699
	PPL Corp.	4,758,705	140,477
*	PG&E Corp.	8,535,964	134,015
	Alliant Energy Corp.	1,621,999	91,318
	Evergy Inc.	1,483,625	87,845
	NRG Energy Inc.	1,519,964	64,522
	Pinnacle West Capital Corp.	730,697	57,228
	OGE Energy Corp.	1,294,018	52,356
	IDACORP Inc.	326,790	36,120
	Hawaiian Electric Industries Inc.	707,578	29,067
	Portland General Electric Co.	576,917	28,402
	PNM Resources Inc.	526,855	25,816
	ALLETE Inc.	368,411	24,389
	Avangrid Inc.	499,814	21,377
	MGE Energy Inc.	233,536	16,817
	Otter Tail Corp.	241,899	14,424
			4,558,402
Gas Utilities (4.9%)
	Atmos Energy Corp.	904,288	108,695
	UGI Corp.	1,353,575	52,316
	National Fuel Gas Co.	561,796	37,208
	New Jersey Resources Corp.	622,112	30,950
	ONE Gas Inc.	349,982	30,431
	Southwest Gas Holdings Inc.	432,669	29,620
	South Jersey Industries Inc.	791,243	27,456
	Spire Inc.	339,378	25,148
	Chesapeake Utilities Corp.	114,407	13,698
	Northwest Natural Holding Co.	225,137	11,282
			366,804
Independent Power and Renewable Electricity Producers (3.9%)
	AES Corp.	4,317,536	124,863
	Vistra Corp.	2,422,122	58,930

		Shares	Market Value ($000)
	NextEra Energy Partners LP	542,346	43,654
	Ormat Technologies Inc. (XNYS)	289,233	26,155
	Clearway Energy Inc. Class C	531,113	18,823
*	Sunnova Energy International Inc.	665,713	15,198
	Clearway Energy Inc. Class A	224,946	7,405
*	Altus Power Inc.	299,038	2,138
			297,166
Multi-Utilities (26.0%)
	Sempra Energy (XNYS)	2,031,556	337,624
	Dominion Energy Inc.	5,381,068	328,837
	Consolidated Edison Inc.	2,291,712	224,680
	WEC Energy Group Inc.	2,038,791	202,126
	Public Service Enterprise Group Inc.	3,224,597	195,249
	DTE Energy Co.	1,252,239	145,272
	Ameren Corp.	1,570,038	140,236
	CenterPoint Energy Inc.	4,068,806	126,581
	CMS Energy Corp.	1,875,772	114,554
	NiSource Inc.	2,624,315	73,323
	Black Hills Corp.	420,610	30,128
	NorthWestern Corp.	362,913	21,198
	Avista Corp.	471,786	19,475
	Unitil Corp.	103,882	5,695
			1,964,978
Water Utilities (4.4%)
	American Water Works Co. Inc.	1,175,010	178,320
	Essential Utilities Inc.	1,609,701	77,652
	American States Water Co.	238,805	23,400
	California Water Service Group	351,257	22,807
	SJW Group	156,869	11,717
	Middlesex Water Co.	113,880	10,642
	York Water Co.	92,406	4,222
			328,760
Total Common Stocks (Cost $6,816,541)			7,516,110
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 3.877% (Cost $30)	300	30
Total Investments (99.6%) (Cost $6,816,571)			7,516,140
Other Assets and Liabilities—Net (0.4%)			27,000
Net Assets (100.0%)			7,543,140
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/23	GSI	8,342	(3.822)	578	—
PG&E Corp.	8/31/23	BANA	17,270	(3.776)	—	(52)
					578	(52)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,516,110	—	—	7,516,110
Temporary Cash Investments	30	—	—	30
Total	7,516,140	—	—	7,516,140
Derivative Financial Instruments
Assets
Swap Contracts	—	578	—	578
Liabilities
Swap Contracts	—	52	—	52